UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2023

DISC MEDICINE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39438	85-1612845
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Arsenal Street, Suite 101, Watertown, MA 02472	02472
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 674-9274

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IRON	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On November 2, 2023, Disc Medicine, Inc. (the “Company”) issued a press release announcing that the Company will present data from multiple programs in its hematology portfolio at the upcoming 65th American Society of Hematology (“ASH”) Annual Meeting and Exposition, which will be held in San Diego, CA on December 9, 2023 through December 12, 2023. The Company will host a conference call on December 11 at 9:30 p.m. ET to review such data and the Company’s operational plans. An archived webcast will be available following the call for 30 days on the Events & Presentations section of the Company’s website. A copy of the press release and the abstracts related to the Company’s presentation are attached as Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such filing. The Company undertakes no obligation to update, supplement or amend the material attached hereto as Exhibits 99.1, 99.2 and 99.3.

Item 8.01	Other Events.

On November 2, 2023, the Company announced updates from its ongoing Phase 2 BEACON and AURORA studies of evaluating bitopertin in patients with erythropoietic protoporphyria (“EPP”) and its ongoing Phase 1b/2 study of DISC-0974 in patients with myelofibrosis (“MF”) and anemia.

Bitopertin

•	Enrollment for phase 2 BEACON (n=22 adults) and AURORA (n=75 adults) studies of bitopertin in EPP is complete; BEACON has been expanded to enroll adolescents (age 12-18)

•	Interim analyses of the BEACON trial (July 5, 2023 data cutoff) demonstrated significant and consistent improvements in light tolerance across patients:

•	Observed magnitude of effects were comparable to previously reported improvements in sunlight tolerance

•

An initial sub-group analysis indicated that greater suppression of protoporphyrin IX (“PPIX”) was associated with increased maximal weekly sunlight tolerance: >10 hours of improvement on average in patients with a mean maximal PPIX reduction >30% (n=11) and >4 hours of improvement on average in patients with mean maximal PPIX reduction <30% (n=4)

•	Updated BEACON data from all adult patients and with longer duration of therapy will be presented as an oral presentation at ASH, including:

•	Measures of PPIX, photosensitivity, quality of life, safety and tolerability

•	Preliminary analysis of the precedented pivotal endpoint, cumulative time in light over 6 months on days without pain

•	Topline AURORA data is expected to be presented in early 2024

DISC-0974

•	Dose escalation is ongoing for both phase 1b/2 studies of DISC-0974 in MF and anemia, and non-dialysis dependent chronic kidney disease (“NDD-CKD”)

•	Initial data from the phase 1b/2 study of DISC-0974 in patients with MF and anemia will be presented at ASH

•	Data from 10-20 patients in the dose-escalation phase

•	Safety and changes in hepcidin, iron, and hemoglobin levels

•	Data from the 28 mg dose cohort of the phase 1b/2 study in NDD-CKD patients with anemia will be presented as part of the management call

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, express or implied statements regarding the Company’s expectations with respect to its AURORA Phase 2 and BEACON Phase 2 clinical studies of bitopertin and the results thereof, and its Phase 1b/2 study of bitopertin in Diamond-Blackfan Anemia, its Phase 1b/2 clinical studies of DISC-0974 in patients with MF and NDD-CKD patients with anemia, projected timelines for the initiation and completion of its clinical trials, anticipated timing of release of data, and other clinical activities; and the Company’s business plans and objectives. The use of words such as, but not limited to, “believe,” “expect,” “estimate,” “project,” “intend,” “future,” “potential,” “continue,” “may,” “might,” “plan,” “will,” “should,” “seek,” “anticipate,” or “could” or the negative of these terms and other similar words or expressions that are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on the Company’s current beliefs, expectations and assumptions regarding the future of the Company’s business, future plans and strategies, clinical results and other future conditions. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements.

The Company may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and investors should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements as a result of a number of material risks and uncertainties including but not limited to: the nature, strategy and focus of the Company; the difficulty in predicting the time and cost of development of the Company’s product candidates; the Company’s plans to research, develop and commercialize its current and future product candidates; that enrollment timelines of both the BEACON and AURORA studies may not necessarily be predictive of future enrollment timelines; the timing of initiation of the Company’s planned clinical trials; the timing of the availability of data from the Company’s clinical trials; the Company’s ability to identify additional product candidates with significant commercial potential and to expand its pipeline in hematological diseases; the timing and anticipated results of the Company’s preclinical studies and clinical trials and the risk that the results of the Company’s clinical trials may not be predictive of future results in connection with future studies or clinical trials and may not support further development and marketing approval; the other risks and uncertainties described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023 and June 30, 2023, and other documents filed by the Company from time to time with the SEC, as well as discussions of potential risks, uncertainties, and other important factors in the Company’s subsequent filings with the SEC. Any forward-looking statement speaks only as of the date on which it was made. None of the Company, nor its affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise, except as required by law.

Item 9.01.	Exhibits.

(d) Exhibits

99.1	Press release issued by Disc Medicine, Inc. on November 2, 2023, furnished herewith.

99.2	“Interim Analyses from the BEACON Trial: A Phase 2, Randomized, Open-Label Trial of Bitopertin in Erythropoietic Protoporphyria,” furnished herewith.

99.3	“A Phase 1b Trial of DISC-0974, an Anti-Hemojuvelin Antibody, in Patients with Myelofibrosis and Anemia,” furnished herewith.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISC MEDICINE, INC.

Date: November 2, 2023	By:	/s/ John Quisel
	Name:	John Quisel, J.D. Ph.D.
	Title:	Chief Executive Officer